Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Supplement to:

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Ameritas No-Load VA 6150

Prospectus Dated May 1, 2016

Ameritas Advisor No-Load VA

Prospectus Dated May 1, 2021

Supplement Dated October 21, 2021

This supplement is filed to inform you of a recent change in procedure regarding tax treatment of certain advisory fees from non-qualified Policies.

The Federal Income Tax Matters section of your Prospectus is revised to include the following information:

In a Private Letter Ruling (“PLR”) issued to the Company in 2021, the IRS ruled that the advisory fees that the Company deducts from a non-qualified Policy and pays to an Investment Adviser will not be treated as received by the Policy Owner, and will not be reported as taxable income, if the fee does not exceed an annual rate of 1.5% of the Policy Value and the fees are only used to pay for advisory fees related to the Policy, and will not compensate the Investment Adviser for any other service. The advisory fee payments are treated as an expense of the Policy, which is solely liable for paying them. They are not a taxable distribution, provided your non-qualified Policy satisfies the requirements of the PLR, one of which is that the Investment Adviser does not receive a commission for the sale of the Policy. Any fee amounts withdrawn that exceed the 1.5% cap during a calendar year will be reportable and taxable in the calendar year withdrawn.

For 2021, the Company will determine the amount permitted by the PLR (“Permitted Amount”) as of December 31 for each eligible Policy based on the Policy Value over the period during 2021 to which the fees relate multiplied by 1.5%. If the cumulative amount of advisory fees withdrawn during 2021 exceeds the Permitted Amount, then the amount that exceeds the Permitted Amount will be reported to the IRS as a taxable distribution. Beginning in 2022, the Permitted Amount for each Eligible Policy will be determined by multiplying the Policy Value during the period to which the fees relate on the date of the withdrawal by 1.5%.

The Private Letter Ruling does not address qualified Policies. Based upon prior rulings, registered investment advisory fees paid from qualified Policies are not treated as distributions for tax purposes regardless of the annual rate. Should the IRS issue further guidance on this subject, we will reevaluate our obligation to report such fees.

You should consult with a qualified tax advisor before making withdrawals to pay for advisory fees to your financial professional pursuant to an Advisory Fee Authorization.

PF 847 10-21

The Policy Distributions/Withdrawals section of your Prospectus is revised to include the following information:

If you have purchased this Policy through an Investment Adviser/financial professional who offers investment advisory services for an advisory fee, you have done so pursuant to a separate agreement between yourself and your financial professional. Ameritas Life has not made any independent investigation of these financial professionals, and is not endorsing such services. Ameritas Life will, pursuant to an Advisory Fee Authorization signed by you, process a partial withdrawal from the value of your Policy to pay for the services of your financial professional. The advisory fees are separate from and in addition to the Policy and optional rider fees and expenses described in the Prospectus. Your financial professional will be solely responsible for the accuracy of any such advisory fee payment calculation as well as the frequency or reasonableness of each withdrawal request to pay advisory fees. We have no duty to inquire into the amount of the Policy Value submitted for withdrawal but we will follow instructions provided through the Advisory Fee Authorization and ensure the amount requested is distributed and processed accurately. We will not allow or make an advisory fee withdrawal until we have a completed Advisory Fee Authorization from the Policy Owner.

You may authorize your financial professional to make withdrawals to pay advisory fees from your Policy by submitting the Advisory Fee Authorization. This authorization is used to authorize your financial professional to deduct advisory fees directly from your Policy, change or terminate any prior advisory fee authorization, and to change the financial professional that services your Policy. Thereafter, your financial professional must submit a written request for each one-time withdrawal to pay advisory fees or to establish or change a systematic withdrawal program to pay advisory fees, if available. Any systematic withdrawal program will continue until you terminate it. Your authorized withdrawals to pay advisory fees will be noted on your confirmation statements and/or your quarterly statements, as well as on your annual statements.

If you elect to authorize your financial professional to make withdrawals to pay advisory fees from your Policy Value, the advisory fee will be deducted from the Investment Options on a pro rata basis. Specific Investment Options may be chosen with a systematic withdrawal program, only if available. Your financial professional can have the fee deducted on an annual, semi-annual, quarterly, or monthly (for systematic withdrawal programs only) basis. Work with your financial professional to determine which options work for you.

Withdrawals from your Policy to pay advisory fees will impact guarantees under your Policy and will impact the amount of the death benefit as described below.

•	Withdrawals to pay advisory fees (regardless of percentage or amount withdrawn) reduce the Policy Value by the withdrawal amount. The death benefit amount under the Policy will be immediately reduced by the same calculation as any other withdrawal. See the Standard Death Benefit section.
•	Withdrawals to pay advisory fees cannot be requested if the Policy has an optional living benefit rider (GLWB and GLWB2) that has been activated.

All other provisions remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 847 10-21